Exiibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: DGI Resolution, Inc. (f/k/a deCODE genetics, Inc.)(a)	Case No. 09-14063
Debtor	Reporting Period: Jan. 1, 2010 - Jan. 31, 2010
* Petition date was Nov. 16, 2009

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

		Document	Explanation	Affidavit/Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a		X(b)
Schedule of Professional Fees Paid	MOR-1b	X
Copies of bank statements			X(b)
Cash disbursement journals			X(b)
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4		X(c)
Copies of IRS Form 6123 or payment receipt			X(c)
Copies of tax returns filed during reporting period			X(c)
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable	MOR-4	X
Accounts Receivable Reconciliation and Aging	MOR-5		X(d)
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

(a) On 1/27/2010, the Debtor formally changed its name to DGI Resolution, Inc.

(b) The Debtor attests that bank statement reconciliations have been prepared without exception as of 1/31/2010 and are available upon request.

(c) The Debtor attests that taxes are current & complete as of 1/31/2010. Additional information regarding Debtor taxes is available upon request.

(d) The Debtor has confirmed that there were no accounts receivable balances as 1/31/2010.

/s/ Kristi J. Lanier	2/23/10
Signature of Authorized Individual*	Date

Kristi J. Lanier	Corp. Controller & Asst. Secretary
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statement.   The beginning cash should be the ending cash from the prior month or, if this is the first report,  the amount should be the balance on the date the petition was filed.   The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns.   The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1) .

	BANK ACCOUNTS				CURRENT PERIOD		CUMULATIVE FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED(a)	ACTUAL	PROJECTED
Cash - beginning of period	218,527	0	0	496	219,023	110,465	82,744	82,745

RECEIPTS
Cash Sales	0	0	0	0	0	0	0	0
Accounts Receivable	0	0	0	0	0	0	0	0
Loans and Advances	0	0	0	0	0	0	0	0
Sale of Assets(b)	13,798,350	0	0	0	13,798,350	0	13,798,350	0
Other (c) (f)	1,325,351	0	0	0	1,325,351	0	1,367,039	0
Transfers (From DIP Accounts) (d)	1,250,000	0	0	0	1,250,000	350,000	7,872,678	1,272,678
Total Receipts	16,373,700	0	0	0	16,373,700	350,000	23,038,066	1,272,678

DISBURSEMENTS
Net Payroll	417,050	0	0	0	417,050	353,436	1,033,360	981,949
Payroll Taxes	0	0	0	0	0	0	0	0
Sales, Use & Other Taxes	0	0	0	0	0	0	8,009	0
Inventory Purchases	0	0	0	0	0	0	0	0
Secured/Rental/Leases	0	0	0	0	0	0	0	0
Insurance	48,979	0	0	0	48,979	1,140,854	152,434	1,328,321
Administrative	1,031	0	0	0	1,031	7,700	30,328	86,678
Selling	0	0	0	0	0	0	0	0
Other(c)	521,129	0	0	0	521,129	0	562,817	0
Owner Draw*	0	0	0	0	0	0	0	0
Transfers (to DIP account) (e) (f)	11,043,585	0	0	0	11,043,585	0	11,043,585	0
Transfers (Other)(d)	850,000	0	0	0	850,000	0	6,512,678	0
Professional Fees	12,328	0	0	0	12,328	199,556	78,978	199,556
U.S. Trustee Quarterly Fees	4,875	0	0	0	4,875	0	4,875	0
Court Costs	0	0	0	0	0	0	0	0
Total Disbursements	12,898,978	0	0	0	12,898,978	1,701,546	19,427,065	2,596,504

NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)	3,474,722	0	0	0	3,474,722	-1,351,546	3,611,001	-1,323,826

CASH - END OF PERIOD	3,693,249	0	0	496	3,693,745	-1,241,080	3,693,745	-1,241,080

* Compensation to sole proprietors for services rendered to bankruptcy estate

(a) Projected cash balances are taken from the 13-week cash flow projection for deCODE genetics, Inc. included in the deCODE genetics, Inc. initial monthly operating report (Docket #53) filed with the Delaware bankruptcy court on 12/1/2009. Balances cover the period 1/2/2010 - 1/29/2010.

(b) Represents effective cash proceeds received from the divestiture of Islensk erfdagreining ehf. (a/k/a deCODE, ehf.), a 100% owned subsidiary of the Debtor.  Other non-cash transaction  proceeds included certain stock in the aquiring entity (initially valued at $7,153,847) and certain contingent assets (value unknown).  This transaction was completed on 1/21/2010.

(c) Primarily represents Debtor’s receipt and subsequent transfer of cash collected on behalf of and subsequently remitted to Islensk erfdagreining ehf (a/k/a deCODE, ehf.), a 100% owned subsidiary of the Debtor, which was subsequently sold on 1/21/2010.  Ongoing receipts collected on behalf of deCODE, ehf. are remitted by the Debtor on a weekly basis.

(d) In order to facilitate draw-downs on the DIP financing, Saga Investments, LLC disbursed, on behalf of the Debtor, the amount of $850,000 on 1/11/2010 directly to Islensk erfdagreining ehf. (a/k/a deCODE, ehf.), a 100% owned subsidiary of the Debtor, which was subsequently sold 1/21/2010.  All oustanding DIP amounts were repaid on 1/21/2010.

(e) In conjunction with the 1/21/2010 sale of Islensk erfdagreining ehf., $10,880,192 in outstanding DIP principle and interest was effectively repaid with cash proceeds from the sale.  As a result, cash receipts and disbursements (i.e., sale of assets, DIP transfers) presented in this schedule represent the effective gross ups of this DIP repayment.

(f) Includes sales proceeds ($135,044 on 1/8/2010 and $28,350 on 1/19/2010) resulting from certain asset sales of deCODE Chemistry, Inc.  Per terms of the Debtor’s DIP agreement, these sale proceeds were forwarded to the Debtor and used to pay down any oustanding DIP amounts.

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)

TOTAL DISBURSEMENTS	12,898,978
Less: Transfers (to DIP account) (d)	11,043,585
Less: Transfers (Other) (e)	850,000
Less: Amounts Collected on Behalf of and Remitted to Islensk erfdagreining ehf. (a/k/a deCODE, ehf.) (b)	521,129
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	484,263

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception through 1/31/2010.

				Check		Amount Paid - Current Period		Amount Paid - Year-To-Date
Payee	Period Covered	Amount Approved	Payor	Number	Date	Fees	Expenses	Fees	Expenses
O’Melveny & Meyers LLP	na	0	na	na	na	0	0	53,090	0

Delaware Claims Agency, LLC.	Dec-2009	0	DGI Resolution, Inc.	2832	1/26/10	7,000	5,328	19,072	6,817

STATEMENT OF OPERATIONS

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis.  The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

		Cumulative
	Current Period	Filing to Date
REVENUES
Gross Revenues	0	0
Less: Returns and Allowances	0	0
Net Revenue	0	0
COST OF GOODS SOLD
Beginning Inventory	0	0
Add: Purchases	0	0
Add: Cost of Labor	0	0
Add: Other Costs (attach schedule)	0	0
Less: Ending Inventory	0	0
Cost of Goods Sold	0	0
Gross Profit	0	0
OPERATING EXPENSES
Auto and Truck Expense	0	0
Bad Debts	0	0
Contributions	0	0
Employee Benefits Programs	40,176	66,711
Insider Compensation*	223,233	544,904
Insurance (a)	56,736	149,182
Management Fees/Bonuses	0	0
Office Expense	0	0
Pension & Profit-Sharing Plans	0	0
Repairs and Maintenance	0	0
Rent and Lease Expense	0	0
Research & Development	0	0
Salaries/Commissions/Fees	30,950	169,978
Sales & Marketing	0	0
Supplies	0	0
Taxes - Payroll	29,466	50,906
Taxes - Real Estate	0	0
Taxes - Other	0	0
Travel and Entertainment	0	0
Utilities	0	0
Other (attach schedule)	-69,092	27,253
Total Operating Expenses Before Depreciation	311,470	1,008,935
Depreciation/Depletion/Amortization	605	1,493
Net Profit (Loss) Before Other Income & Expenses	-312,074	-1,010,428
OTHER INCOME AND EXPENSES
Other Income (attach schedule)	0	-1,189,549
Interest Expense	50,310	314,770
Other Expense	0	0
Net Profit (Loss) Before Reorganization Items	-362,384	-135,649
REORGANIZATION ITEMS
Professional Fees	1,217,019	1,413,118
U. S. Trustee Quarterly Fees	3,125	8,000
Interest Earned on Accumulated Cash from Chapter 11	0	0
Gain on Sale of Subsidiary(b)	-51,859,357	-51,859,357
Other Reorganization Expenses(c)	0	11,545,539
Total Reorganization Expenses	-50,639,213	-38,892,700
Income Taxes	0	0
Net Profit (Loss)	50,276,828	38,757,050

*“Insider” is defined in 11 U.S.C. Section 101(31).  Includes insider payroll and reimbursed expenses.

(a) Primarily represents directors and officers (D&O) insurance. Filing to date amount has been reclassified to conform with current period classification of insurance costs.

(b) On 1/21/2010, the Debtor completed the sale of Islensk erfdagreining ehf., a 100% owned subsidiary.  Total transaction proceeds consisted of $13,798,350 in cash, certain stock in the aquiring entity (initially valued at $7,153,847) and certain contingent assets (value unknown).

(c) Primarily relates to write-off of discount and deferred financing charges associated with a convertible notes obligation.

STATEMENT OF OPERATIONS - continuation sheet

		Cumulative
	Current Period	Filing to Date
BREAKDOWN OF “OTHER” CATEGORY
Other Operational Expenses
Public Company Costs (G&A)	697	55,632
Other (G&A)	3,106	30,848
Investor Relations (G&A)	2,324	11,393
Finance Department (G&A)(a)	-75,219	-70,900
CEO’s Office (G&A)	0	280
Other Income
Gain on marketable equity securities - ARS(b)	0	-1,136,072
Exchange gain - ARS(b)	0	-53,477

(a) Represents reversal of accrual for Q3 2009 audit fees. As a result of the Debtor’s bankruptcy filing, no audit work was performed during the period.

(b) This repurchase agreement expired on 12/31/2009.

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only.  Pre-petition liabilities must be classified separately from postpetition obligations.

		BOOK VALUE AT 11/16/2009
	BOOK VALUE AT 1/31/2010	(BANKRUPTCY PETITION DATE)
ASSETS
CURRENT ASSETS
Unrestricted Cash and Equivalents	3,693,746	82,744
Restricted Cash and Cash Equivalents	0	0
Accounts Receivable (Net)	0	0
Notes Receivable	0	0
Inventories	0	0
Prepaid Expenses	312,654	525,475
Professional Retainers	0	0
Other Current Assets(a)	103,934	103,934
TOTAL CURRENT ASSETS	4,110,335	712,153
PROPERTY AND EQUIPMENT
Real Property and Improvements	21,763	21,763
Machinery and Equipment	0	0
Furniture, Fixtures and Office Equipment	0	0
Leasehold Improvements	0	0
Vehicles	0	0
Less Accumulated Depreciation	-15,478	-13,985
TOTAL PROPERTY & EQUIPMENT	6,284	7,778
OTHER ASSETS
Loans to Insiders*	0	0
Investments (attach schedule)	9,273,944	-35,110,735
Other Assets (attach schedule)	0	15,932,929
TOTAL OTHER ASSETS	9,273,944	-19,177,807

TOTAL ASSETS	13,390,563	-18,457,876

		BOOK VALUE AT 11/16/2009
	BOOK VALUE AT 12/31/2009	(BANKRUPTCY PETITION DATE)
LIABILITIES AND OWNER EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable	134,470	93,578
Taxes Payable	0	0
Wages Payable	0	14,545
Notes Payable	145,888	242,279
Rent / Leases - Building/Equipment	0	0
Secured Debt / Adequate Protection Payments	0	0
Accrued Expenses	3,125	75,000
Professional Fees	1,205,249	11,944
Amounts Due to Insiders*	73,999	73,644
Other Postpetition Liabilities (attach schedule)	594,992	3,075,404
TOTAL POSTPETITION LIABILITIES	2,157,723	3,586,393
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	0	0
Priority Debt	101,055	179,740
Unsecured Debt	235,054,491	238,996,540
TOTAL PRE-PETITION LIABILITIES	235,155,545	239,176,279

TOTAL LIABILITIES	237,313,269	242,762,673
OWNER EQUITY
Capital Stock	61,882	61,882
Additional Paid-In Capital	492,911,715	492,911,715
Partners’ Capital Account	0	0
Owner’s Equity Account	0	0
Retained Earnings - Pre-Petition	-755,653,353	-755,653,353
Retained Earnings - Postpetition	-13,102,307	0
Adjustments to Owner Equity (attach schedule)	51,859,357	1,459,208
Postpetition Contributions (Distributions) (Draws) (attach schedule)	0	0
NET OWNER EQUITY	-223,922,706	-261,220,548

TOTAL LIABILITIES AND OWNERS’ EQUITY	13,390,563	-18,457,876

*“Insider” is defined in 11 U.S.C. Section 101(31).

(a) Represents deposit required by Debtor’s payroll company (TriNet Employer Group)

BALANCE SHEET - continuation sheet

		BOOK VALUE AT 11/16/2009
	BOOK VALUE AT 1/31/2010	(BANKRUPTCY PETITION DATE)
ASSETS
Other Assets
Deferred Financing	0	2,415,779
Call Option Under Repurchase Agreement - ARS(a)	0	13,517,150
Investments
Equity Investment in Islensk erfdagreining ehf.(b)	0	-38,807,632
Equity Investment in Medichem Life Sciences, Inc.	2,120,097	3,696,897
Investment in deCODE ehf. SPV aquiring entity(b)	7,153,847	0

		BOOK VALUE AT 11/16/2009
	BOOK VALUE AT 1/31/2010	(BANKRUPTCY PETITION DATE)
LIABILITIES AND OWNER EQUITY
Other Postpetition Liabilities
DIP/Bridge Financing	0	3,005,262
Vacation Pay (non-insider)	0	25,921
Accrued Interest - DIP/Bridge Financing	0	44,221
Payable due to Islensk erfdagreining ehf.(c)	594,992	0
Adjustments to Owner Equity
Unrealized Loss on Mkt Securities	0	1,459,208
Gain on sale of Islensk erfdagreining ehf.(b)	51,859,357	0

(a) This agreement expired on 12/31/2009.

(b) On 1/21/2010, the Debtor completed the sale of Islensk erfdagreining ehf., a 100% owned subsidiary.  Total transaction proceeds consisted of $13,798,350 in cash, certain stock in the aquiring entity (initially valued at $7,153,847) and certain contingent assets (value unknown).

(c) Represents cash collected on behalf of and subsequently remitted to Islensk erfdagreining ehf. (a/k/a deCODE, ehf.), a 100% owned subsidiary of the Debtor, which was sold on January 21, 2010.  Ongoing receipts collected on behalf of deCODE ehf. are remitted by the Debtor on a weekly basis.

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

	Number of Days Past Due
	Current	0-30 (a)	31-60 (a)	61-90	Over 90 (a)	Total
Accounts Payable	92,847	8,497	5,000	0	28,125	134,470
Wages Payable	0	0	0	0	0	0
Taxes Payable	0	0	0	0	0	0
Rent/Leases-Building	0	0	0	0	0	0
Rent/Leases-Equipment	0	0	0	0	0	0
Secured Debt/Adequate Protection Payments	0	0	0	0	0	0
Professional Fees	1,205,249	0	0	0	0	1,205,249
Amounts Due to Insiders*	73,999	0	0	0	0	73,999
Note Payable	145,888	0	0	0	0	145,888
Accrued Expenses	3,125	0	0	0	0	3,125
Other Postpetition Liabilities(b)	594,992	0	0	0	0	594,992
Total Postpetition Debts	2,116,101	8,497	5,000	0	28,125	2,157,723

*“Insider” is defined in 11 U.S.C. Section 101(31).

(a) Vendor negotiations ongoing.

(b) Represents cash collected on behalf of and subsequently remitted to Islensk erfdagreining ehf. (a/k/a deCODE, ehf.), a 100% owned subsidiary of the Debtor, which was sold on January 21, 2010.  Ongoing receipts collected on behalf of deCODE ehf. are remitted by the Debtor on a weekly basis.

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes		No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	X	(a)
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.	X	(b)
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5.

Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X

(a) On 1/21/2010, the Debtor completed the sale of Islensk erfdagreining ehf (a/k/a deCODE, ehf.), a 100% owned subsidiary.

(b) In order to facilitate draw-downs on the DIP financing, Saga Investments, LLC disbursed, on behalf of the Debtor, the amount of $850,000 on 1/11/2010 directly to Islensk erfdagreining ehf. (a/k/a deCODE, ehf.), a 100% owned subsidiary of the Debtor.  As a result, cash receipts and disbursements (i.e., transfers) presented in this schedule represent this effective gross up.  All oustanding DIP amounts were repaid on 1/21/2010.